Wilshire Variable Insurance Trust
Schedule of Investments
September 30, 2025 (Unaudited)

AFFILIATED REGISTERED INVESTMENT COMPANIES - 77.9%	Shares		Value
Wilshire Income Opportunities Fund - Class Institutional (a)	10,612,928		$95,304,096
Wilshire International Equity Fund - Class Institutional (a)	8,795,013		113,191,814
Wilshire Large Company Growth Portfolio - Class Institutional (a)	1,418,293		90,671,490
Wilshire Large Company Value Portfolio - Class Institutional (a)	3,601,336		84,199,228
Wilshire Small Company Growth Portfolio - Class Institutional (a)(b)	358,921		7,842,418
Wilshire Small Company Value Portfolio - Class Institutional (a)	287,358		8,054,652
TOTAL AFFILIATED REGISTERED INVESTMENT COMPANIES (Cost $339,928,344)			399,263,698

OTHER OPEN-END FUNDS - 21.9%	Shares		Value
Fidelity Emerging Markets Index Fund	788,212		10,562,041
Vanguard Long-Term Bond Index Fund - Class Admiral	948,323		10,166,018
Vanguard Mega Cap Index Fund - Class Institutional	42,332		20,373,983
Vanguard Total International Bond Index Fund - Class Institutional	2,393,768		70,879,478
TOTAL OTHER OPEN-END FUNDS (Cost $111,396,152)			111,981,520

TOTAL INVESTMENTS - 99.8% (Cost $451,324,496)			$511,245,218
Money Market Deposit Account - 0.0% (c)(d)			170,404
Other Assets in Excess of Liabilities - 0.2%		0.00187	959,873
TOTAL NET ASSETS - 100.0%			$512,375,495
two			–%
Percentages are stated as a percent of net assets.			–%

(a)	Affiliated security as defined by the Investment Company Act of 1940.
(b)	Non-income producing security.
(c)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of September 30, 2025 was 3.99%.

(d)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure as of September 30, 2025 (Unaudited)

Wilshire Variable Insurance Trust (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Affiliated Registered Investment Companies	$399,263,698	$–	$–	$399,263,698
Other Open-End Funds	111,981,520	–	–	111,981,520
Total Investments	$511,245,218	$–	$–	$511,245,218

Refer to the Schedule of Investments for further disaggregation of investment categories.